Exhibit 99.2

The Agent and Field Team Relationship Scott Insurance Agency Lynchburg, Virginia

Scott Insurance Agency Virginia's oldest and largest employee-owned provider of insurance, benefits services and financial management Seven locations in three states: Virginia, North Carolina and Tennessee Captive insurance operations in Bermuda and Grand Cayman Corporate offices in Lynchburg, Virginia Founded in 1864 $165 million in annual premium Represents approximately 32 different property casualty insurance carriers

Walker P. Sydnor, Jr., CPCU President of Scott Insurance Agency Native of Lynchburg, Virginia Joined Scott in 1976 Prior experience with INA and St. Paul Education: Hampden-Sydney College Director of Centra Health (hospital system); Trustee of Lynchburg College and Virginia Foundation of Independent Colleges

Patty Pollard, ACSR, CPIW, AU Account executive and personal lines and small commercial supervisor with Scott Insurance Agency Native of Boones Mill, Virginia Joined Scott in 1984 Prior experience with Allstate Education: Central Virginia Community College and multiple professional accreditations Pursuing CPCU designation; board member of Churches for Urban Ministries; member of local church's missions team

Ron Klimkowski, AIC Regional director, Sales & Marketing Works out of home in Roanoke, Virginia Joined The Cincinnati Insurance Companies in 1996 Prior experience with State Farm claims department Education: Ohio University Pursuing CIC designation

Dan Gray Machinery and equipment specialist Works out of home in Christianburg, Virginia Joined The Cincinnati Insurance Companies in 1980 Prior experience with Continental Insurance Education: New River Community College and Virginia Western Community College Member of the National Board of Boiler and Pressure Vessel Inspectors Commission and the Virginia Boiler and Pressure Vessel Inspectors Association; certified by the State of Virginia to inspect boilers and pressure vessels

Chris Rittenhouse Bond agent for Virginia Works out of home in Moseley, Virginia Joined The Cincinnati Insurance Companies in 1995 Prior experience with USF&G Education: American International College Member of the Surety Association of Virginia

Linda Hutchinson, APA, CIC Field audit specialist Works out of home in Forest, Virginia Joined The Cincinnati Insurance Companies in 1995 Prior experience with Chubb Insurance, Allstate Insurance and agencies in New Jersey and Virginia Education: Liberty University

Pat Draney, AIC Senior claims representative Works out of home in Forest, Virginia Joined The Cincinnati Insurance Companies in 1991 Education: Radford University

Kristine Roach Workers' compensation claims specialist Works out of home in Chester, Virginia Joined The Cincinnati Insurance Companies in 2000 Prior experience with AIG claims Education: Virginia Commonwealth University

The Agent and Field Team Relationship Scott Insurance Agency Lynchburg, Virginia

Equity-focused Investment Strategy Ken Miller Vice President Investments

Portfolio Goals: Growth and Income Growth Long-term investment horizon Increases surplus Enhances book value and financial strength Primarily achieved with common and convertible securities Income Achieved with interest and dividends Bond quality rising; municipals, agency paper Large, long-term positions in proven, dividend-paying companies Reinvest coupon payments Compounding

Investment Portfolio - Equity-focused $5.981 billion in unrealized appreciation $315 million in net new invested assets in first half of 2003 Focus on equity-linked securities and high- quality fixed income with intermediate maturities Common Stocks Convertibles Municipal Bonds Investment-Grade Corporate Bonds High-Yield Corporate Bonds 0.35 0.07 0.19 0.28 0.11 Common Stocks Convertible Securities Municipal Bonds Investment-Grade Corporate Bonds High-Yield Corporate Bonds 0.65 0.04 0.1 0.15 0.06 Book Value: $5.841 billion Market Value: $11.822 billion At June 30, 2003 High-Yield Bonds Municipal Bonds Convertible Securities

Investment Philosophy: Common Stocks Focus on equities With the ability and commitment to grow earnings and dividends Buy companies that have Strong and proven management teams Clean balance sheets Understandable product Favorable outlook Purchase at reasonable levels (value) Invest long term

Top 13 Common Stock Holdings At June 30, 2003 Dollars in millions

Top 13 Common Stock Holdings At June 30, 2003 Dollars in millions

Industry Focus = Advantage In-depth industry insight, ability to assess strategy Focus on local companies, relationships with management Banking Fifth Third, National City, PNC, First Merit, Sky Financial, US Bancorp Pharmaceuticals Wyeth, Merck Energy/utility ExxonMobil, Piedmont Natural Gas

Fifth Third (Nasdaq:FITB) 17.7% compound growth in earnings per share over the past 10 years Delivered a 10-year compound annual dividend growth rate of 19% Outperformed the Standard & Poor's 500 21-fold over a 20-year period Has grown one share of stock to nearly 77 shares due to 10 stock splits since 1980 Meets investment criteria $1.00 per share price change = 29 cents on CINF book value per share

Equity Portfolio versus S&P 500 Index Rate of total return Five Years 12/31/97-12/31/02 Last Twelve Months 6/30/02-6/30/03

Investment Philosophy: Bonds Focus on cash-flow yield Compounding interest on cash flows Diversity of holdings Taxable bonds Investment-grade (agency/corporate) High-yield Tax-exempt Municipal bonds

Refined Focus: Portfolio Quality Cautious approach to high-yield Purchasing agency paper Increased focus on municipal bonds Predominantly insured paper at 6/30/02 at 12/31/02 at 6/30/03 Not rated 0.1 0.08 0.06 BB or lower 0.25 0.21 0.18 BBB 0.29 0.3 0.27 A 0.12 0.15 0.15 AA 0.07 0.07 0.07 AAA 0.17 0.19 0.27

Refined Focus: Intermediate Durations/Maturities 4.79 average duration compared with 4.54 average duration a year ago 6.82% average coupon versus 7.55% a year ago 10.29 years average maturity compared with 10.35 years a year ago At June 30, 2003

Investment Philosophy: Convertible Securities Hybrid security with fixed income and equity characteristics Equity-like returns with bond-like risks Stable income stream Potential for capital appreciation associated with underlying common stock Downside protection Favorable risk-based capital treatment

1998 1999 2000 2001 2002 2003 Investment Income 368 387 415 421 445 At June 30 218 230 Focus on Compounding of Cash Flows Over the Long-term Investment income provides primary source of profits 2002 dividend increases from 28 of 46 stocks = $12 million in investment income First-half 2003 dividend increases from 14 of 47 = $11 million in annualized investment income Surplus contributes to financial strength Drives book value growth Based on pro forma data. See www.cinfin.com, Investors, Operations for reconciliation information. Investment Income (in millions)

Unique Investment Style Don't chase trends Holding company structure Compounding of cash flows and increasing dividends Patient and true to our principles Balance sheet strength and stability Income from dividends and capital gains drops to bottom line

CinFin Capital Management Provides investment management services to clients with minimum accounts of $500,000 Customizes portfolios based on each investor's needs and appetite for risk Bases service fees on assets under management Builds strong relationships with clients and invests for the long term

CinFin's Growth 6/30/2000 6/30/2001 6/30/2002 6/30/2003 Total Under Management 493 584 677 739 Number of Accounts 24 30 35 48 In millions

Cincinnati Financial Corporation

Maintain Financial Strength, Generate Long-term Shareholder Value Ken Stecher Chief Financial Officer

Financial Strength Only 1.9% of property casualty insurers rated A++ by A.M. Best Only 9.5% of life insurers rated A+ or above by A.M. Best

Balance Sheet and Risk Management High-quality investment portfolio Surplus ratio of 1.12-to-1 vs. industry average 1.30-to-1 (12/31/02) Loss reserve adequacy Low-risk reinsurance recoverables Strong cash flow and liquidity Modest indebtedness of $603 million or 10.8% of shareholders' equity Unchanged from prior year Effective oversight

Total Reserve Balance Objective: Modestly Redundant Reserves 1998 1999 2000 2001 2002 High 1881 1967 2193 2267 2492 Low 1761 1844 2039 2428 2674 Actual 1840 1932 2182 2352 2608 Property Casualty In millions

Annual Changes in Accident-year Loss Reserves (GAAP) 1990 1991 12 24 36 48 60 72 84 96 108 120 2000 -23.678 34.805 -5.914 -15.459 5.113 -6.115 -5.667 -3.982 -4.272 5.443 2001 0 17.222 12.774 -36.733 -1.914 -15.383 -7.087 -12.276 -7.356 -7.143 -4.213 2002 0 0 -9.773 -4.986 -9.627 -21.793 -6.004 -9.331 -14.81 -1.016 1.553 30.52 Calendar Year In millions

Accident-year vs. Calendar-year Loss and LAE Ratios 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Cincinnati Accident Year 0.64 0.65 0.71 0.67 0.75 0.72 0.79 0.74 0.68 Industry Accident Year 0.73 0.69 0.71 0.68 0.73 0.75 0.76 0.77 0.68 Cincinnati Calendar Year 0.69 0.66 0.7 0.63 0.69 0.68 0.77 0.71 0.67 Source: JP Morgan "U.S. P&C Loss Reserves," Sept. 5, 2003

Highly Rated Reinsurers Reinsurers highly rated by A.M. Best American Re A+ (Superior) Employers Re A (Excellent) Swiss Re A++ (Superior) Life reinsurance pool includes Employers Re, ING and Swiss Re Rated A (excellent) and above Account for more than 90% of life reinsurance recoverables

Statutory Property Casualty Reinsurance Recoverables to Policyholder Surplus 1998 1999 2000 2001 2002 At June 30, 2003 Cincinnati 0.056 0.066 0.075 0.214 0.253 0.238 Industry Average 1.334 1.43 1.562 1.997 2.165 Data from Annual Statement Schedule F

Statutory Property Casualty Reinsurance Recoverables 1998 1999 2000 2001 2002 At June 30, 2003 Working Treaties 128.895 148.289 188.097 188.386 211.386 221.988 USAIG 25.887 25.388 32.048 329.757 347.58 336.903 Life 14.1 12.4 9.9 10.6 12.3 89.8 Mandatory Pools 2.133 1.9 1.656 2.342 2.689 3.118 Other 10.998 11.522 14.767 22.654 29.45 28.741 Other 13.131 13.422 16.423 24.996 32.139 31.859 Data from Annual Statement Schedule F In millions

Strong Cash Flow and Liquidity 1998 1999 2000 2001 2002 2003 Operating Cash Flow as of June 30 305 424 Operating Cash Flow 274 397 358 543 362 BOLI 300 In millions Operating Cash Flow as of June 30

Effective Oversight Corporate governance Doing the right things ... honesty, accountability, ethics Deliberate process to assure compliance Independent agents / independent directors Internal controls Well-defined workflows Experienced management oversight

Outperform in 2003 and Beyond Generate steady growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength

Leveraging Low-cost Structure to Achieve Performance Targets 1998 1999 2000 2001 2002 1H 2003 Cincinnati 1.042 1.004 1.099 1.036 0.996 0.957 Industry (A.M. Best) 1.056 1.078 1.101 1.155 1.072 0.999 Cincinnati--excluding catastrophes 0.981 0.979 1.072 1.005 0.96 0.919 Industry--excluding catastrophes (A.M. Best) 1.05 1.043 1.055 1.082 1.043 Post-dividend statutory expense ratio Statutory combined ratio Based on pro forma data. See the Operations section of the Investors page of www.cinfin.com for reconciliation information. 1998 1999 2000 2001 2002 1H 2003 Cincinnati Total Expense Ratio 0.295 0.288 0.274 0.267 0.267 0.257 Cincinnati Commission Expenses 0.176 0.174 0.169 0.165 0.166 0.167 Industry Commission Expenses (A.M. Best) 0.112 0.115 0.11 0.108 0.109 Cincinnati Non-Commission Expenses 0.119 0.114 0.105 0.102 0.101 0.09 Industry Non-Commission Expenses 0.164 0.163 0.165 0.158 0.157 Industry Total Expense Ratio 0.276 0.278 0.275 0.266 0.266

Low-cost Structure Rewards Agents 1998 1999 2000 2001 2002 1H 2003 Cincinnati Commission Expenses 0.176 0.174 0.169 0.165 0.166 0.167 Industry Commission Expenses 0.112 0.115 0.11 0.108 0.109 Cincinnati Non-Commission Expenses 0.119 0.114 0.105 0.102 0.1 0.09 Based on pro forma data. See the Operations section of the Investors page of www.cinfin.com for reconciliation information. Post-dividend statutory non-commission expense ratio Post-dividend statutory commission expense ratio 1998 1999 2000 2001 2002 1H 2003 Cincinnati Commission Expenses 0.176 0.174 0.169 0.165 0.167 0.167 Industry Commission Expenses (A.M. Best) 0.112 0.115 0.11 0.108 0.109 Cincinnati Non-Commission Expenses 0.119 0.114 0.105 0.102 0.101 0.09 Industry Non-Commission Expenses 0.164 0.163 0.165 0.158 0.157 Cincinnati Total Expense Ratio 0.295 0.288 0.274 0.267 0.267 0.257 Industry Total Expense Ratio 0.276 0.278 0.275 0.266 0.266

A Look Ahead - Our View Outperform in 2003 10% to 15% written premium growth 96.8% GAAP combined ratio 3.5% to 4.5% investment income growth And beyond Sustain steady growth Further improve combined ratio Accelerate investment income growth Bring results to bottom line Equity portfolio performance ahead of S&P 500 - resumption of book value growth

Focus on Shareholder Value - Operating Income Doubled Between 2000 and 2002 Operating Income Dividends Paid Net Income 1997* 1.49 0.5333 1.77 1998 1.16 0.5967 1.41 1999 1.52 0.6633 1.52 2000 0.9 0.74 0.89 2001 1.29 0.82 1.19 2002 1.84 0.8775 1.46 12 months ended 6/30/03 2.21 0.9175 1.66 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Per diluted share

Focus on Shareholder Value - Positioned to Resume Book Value Growth 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 At 6/30/03 At Sept 30, 2002 34.14 Book value - Dollars per outstanding share 1.37 1.69 2.08 2.47 3.06 3.74 4.01 5.08 6.31 6.18 8.79 10.37 11.7 11.63 15.8 18.95 28.35 33.72 33.46 37.26 37.07 34.65 36.57 Adjusted for splits Book value - dollars per outstanding share

Complement Performance with Information Management accessibility Primary objectives of investor relations activities Comprehensive Transparent Outreach and education Headquarters visit Established formal investor relations function Expanding materials, enhancing Web site Conferences and travel

Questions

Outperform in 2003 and Beyond John J. Schiff, Jr., CPCU Chairman & Chief Executive Officer

Outperform in 2003 and Beyond Generate steady growth and above-average profitability by leveraging regional franchise and proven agency-centered business strategy Obtain strong investment income growth and capital appreciation through equity-focused investment strategy Maintain financial strength

Enhancing Return to Shareholders Philosophy leads to long-term shareholder value 11.3% 10-year compound growth in paid dividends 12.4% increase in indicated annualized payout in February 2003 43rd consecutive increase 100-share investment in 1950 now 194,667 shares without cash dividend reinvestment

Focus on Shareholder Value Operating Income Dividends Paid Net Income 1997* 1.49 0.5333 1.77 1998 1.16 0.5967 1.41 1999 1.52 0.6633 1.52 2000 0.9 0.74 0.89 2001 1.29 0.82 1.19 2002 1.84 0.8775 1.46 1H 2002 0.74 0.67 0.4325 1H 2003 1.11 0.87 0.4725 See the Operations section of the Investors page of www.cinfin.com for non-GAAP and non-statutory reconciliation information. Per diluted share

Cincinnati Financial Corporation